Exhibit 99.1
Elastic Reports First Quarter Fiscal 2025 Financial Results

Q1 Revenue of $347 million, up 18% year-over-year (18% in constant currency)
Q1 Elastic Cloud Revenue of $157 million, up 30% year-over-year (30% in constant currency)

SAN FRANCISCO, Calif., Aug 29, 2024 -- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch®, announced financial results for its first quarter of fiscal 2025 ended July 31, 2024.

First Quarter Fiscal 2025 Financial Highlights

•Total revenue was $347 million, an increase of 18% year-over-year, as reported and on a constant currency basis
•Elastic Cloud revenue was $157 million, an increase of 30% year-over-year, as reported and on a constant currency basis
•GAAP operating loss was $34 million; GAAP operating margin was -10%
•Non-GAAP operating income was $37 million; non-GAAP operating margin was 11%
•GAAP net loss per share was $0.48; non-GAAP diluted earnings per share was $0.35
•Operating cash flow was $53 million with adjusted free cash flow of $64 million
•Cash, cash equivalents, and marketable securities were $1.147 billion as of July 31, 2024

“We delivered solid first quarter results, outperforming the high end of our guidance for both revenue and profitability, and we continued to see strong adoption of our GenAI offerings. However, we had a slower start to the year with the volume of customer commitments impacted by segmentation changes that we made at the beginning of the year, which are taking longer than expected to settle. We have been taking steps to address this, but it will impact our revenue this year,” said Ash Kulkarni, Chief Executive Officer, Elastic. “We are excited by our significant momentum in GenAI as customers build real-time GenAI applications on Elastic, and by our opportunity to drive platform consolidation across a number of use cases. We bring incredible value to our customers through our Search AI platform and we remain confident in our market opportunity and growth potential.”

First Quarter Fiscal 2025 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,370 compared to over 1,330 in Q4 FY24, and over 1,190 in Q1 FY24
•Total subscription customer count was approximately 21,200 compared to approximately 21,000 in Q4 FY24, and approximately 20,500 in Q1 FY24
•Net Expansion Rate was approximately 112%

Product Innovations and Updates
•Introduced Automatic Import to automate SIEM data onboarding, enabling custom data sources to be added to Elastic Security in record time
•Launched Playground to accelerate RAG development with Elasticsearch
•Expanded LLM options on the Elastic Search AI Platform with support for Google Cloud Vertex AI and the LangChain chat model ecosystem
•Announced that the Elasticsearch Open Inference API now supports integration with additional partners, including Amazon Bedrock, Mistral AI, and Anthropic

•Integrated Elasticsearch vector database and broad retrieval capabilities into LangChain and Red Hat OpenShift AI
•Announced Elastic Distributions of OpenTelemetry, a portfolio of OpenTelemetry components designed to improve infrastructure and application monitoring with Elastic Observability

Other Business Highlights
•Announced intent to add AGPL as an option to license the free part of our source code that is available under the SSPL license today
•Recognized as a Leader in the Gartner MQ for Observability Platforms
•Awarded Microsoft US Partner of the Year 2024
•Launched Elastic Express Migration, a new incentive program to help organizations adopt Search AI quickly and efficiently
•Released the third Annual Elastic Sustainability Report
•Engaged with thousands of customers and partners at Black Hat, WSJ Tech Live Cybersecurity, and InfoSec Europe

Financial Outlook

The Company is providing the following guidance:

For the second quarter of fiscal 2025 (ending October 31, 2024):

•Total revenue is expected to be between $353 million and $355 million, representing 14% year-over-year growth at the midpoint (14% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 13%
•Non-GAAP diluted earnings per share is expected to be between $0.37 and $0.39, assuming between 105.5 million and 106.5 million diluted weighted average ordinary shares outstanding

For fiscal 2025 (ending April 30, 2025):

•Total revenue is expected to be between $1.436 billion and $1.444 billion, representing 14% year-over-year growth at the midpoint (14% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 12.5%
•Non-GAAP diluted earnings per share is expected to be between $1.52 and $1.56, assuming between 106.0 million and 108.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.100 US Dollars; and 1 Great British Pound = 1.290 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net loss per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

About Elastic

Elastic (NYSE: ESTC), the Search AI Company, enables everyone to find the answers they need in real-time using all their data, at scale. Elastic’s solutions for search, observability and security are built on the Elastic Search AI Platform, the development platform used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending October 31, 2024 and the fiscal year ending April 30, 2025, the expected performance or benefits of our offerings, our sales strategies, expected market opportunities, and our ability to execute on those market opportunities. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of our licensing model on the use and adoption of our software; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, our forecasts regarding our business; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 and subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP loss, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, and the related income tax effect of these adjustments as well as other significant tax adjustments. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co

Madge Miller
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended July 31,
	2024	2023
Revenue
Subscription	$323,774	$270,247
Services	23,646	23,506
Total revenue	347,420	293,753
Cost of revenue
Subscription	68,347	57,266
Services	23,410	20,211
Total cost of revenue	91,757	77,477
Gross profit	255,663	216,276
Operating expenses
Research and development	89,332	80,690
Sales and marketing	157,357	133,169
General and administrative	42,673	37,939
Restructuring and other related charges	139	725
Total operating expenses	289,501	252,523
Operating loss	(33,838)	(36,247)
Other income, net
Interest expense	(6,526)	(6,306)
Other income, net	11,208	7,300
Loss before income taxes	(29,156)	(35,253)
Provision for income taxes	20,071	13,255
Net loss	$(49,227)	$(48,508)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.48)	$(0.50)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	102,284,435	97,942,049

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of July 31, 2024	As of April 30, 2024
Assets
Current assets:
Cash and cash equivalents	$594,871	$540,397
Restricted cash	3,436	2,692
Marketable securities	552,459	544,002
Accounts receivable, net of allowance for credit losses of $4,370 and $4,979 as of July 31, 2024 and April 30, 2024, respectively	196,474	323,011
Deferred contract acquisition costs	76,265	78,030
Prepaid expenses and other current assets	42,643	42,765
Total current assets	1,466,148	1,530,897
Property and equipment, net	4,953	5,453
Goodwill	319,417	319,380
Operating lease right-of-use assets	17,758	20,506
Intangible assets, net	17,341	20,620
Deferred contract acquisition costs, non-current	107,467	114,509
Deferred tax assets	210,809	225,544
Other assets	6,580	5,657
Total assets	$2,150,473	$2,242,566
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$9,337	$26,075
Accrued expenses and other liabilities	72,408	75,292
Accrued compensation and benefits	76,080	93,691
Operating lease liabilities	11,143	12,187
Deferred revenue	599,251	663,846
Total current liabilities	768,219	871,091
Deferred revenue, non-current	27,724	30,293
Long-term debt, net	568,887	568,612
Operating lease liabilities, non-current	10,714	12,898
Other liabilities, non-current	15,511	21,487
Total liabilities	1,391,055	1,504,381
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of July 31, 2024 and April 30, 2024	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 102,724,366 shares issued and outstanding as of July 31, 2024 and 101,705,935 shares issued and outstanding as of April 30, 2024	1,081	1,070
Treasury stock	(369)	(369)
Additional paid-in capital	1,819,006	1,750,729
Accumulated other comprehensive loss	(19,466)	(21,638)
Accumulated deficit	(1,040,834)	(991,607)
Total shareholders’ equity	759,418	738,185
Total liabilities and shareholders’ equity	$2,150,473	$2,242,566

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended July 31,
	2024	2023
Cash flows from operating activities
Net loss	$(49,227)	$(48,508)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	4,173	5,053
Amortization of premium and accretion of discount on marketable securities, net	(2,200)	(2,468)
Amortization of deferred contract acquisition costs	23,181	17,572
Amortization of debt issuance costs	275	263
Non-cash operating lease cost	2,838	2,652
Stock-based compensation expense	63,543	57,127
Deferred income taxes	14,723	392
Unrealized foreign currency transaction (gain) loss	(181)	1,200
Other	—	(34)
Changes in operating assets and liabilities:
Accounts receivable, net	127,203	75,871
Deferred contract acquisition costs	(13,900)	(21,145)
Prepaid expenses and other current assets	176	4,896
Other assets	(1,939)	680
Accounts payable	(16,400)	(19,233)
Accrued expenses and other liabilities	(9,028)	(411)
Accrued compensation and benefits	(17,789)	(3,885)
Operating lease liabilities	(3,374)	(3,100)
Deferred revenue	(69,320)	(29,110)
Net cash provided by operating activities	52,754	37,812
Cash flows from investing activities
Purchases of property and equipment	(747)	(632)
Purchases of marketable securities	(95,163)	(83,579)
Sales, maturities, and redemptions of marketable securities	92,390	29,116
Net cash used in investing activities	(3,520)	(55,095)
Cash flows from financing activities
Proceeds from issuance of ordinary shares upon exercise of stock options	4,745	3,843
Net cash provided by financing activities	4,745	3,843
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	1,239	42
Net increase (decrease) in cash, cash equivalents, and restricted cash	55,218	(13,398)
Cash, cash equivalents, and restricted cash, beginning of period	543,089	646,640
Cash, cash equivalents, and restricted cash, end of period	$598,307	$633,242

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,
	2024		2023
	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$157,281	45%	$121,172	41%
Other subscription	166,493	48%	149,075	51%
Total subscription	323,774	93%	270,247	92%
Services	23,646	7%	23,506	8%
Total revenue	$347,420	100%	$293,753	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31, 2024	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$157,281	30%	30%	6%	6%
Other subscription	$166,493	12%	12%	2%	2%
Total subscription	$323,774	20%	20%	4%	4%
Total revenue	$347,420	18%	18%	4%	4%
Total deferred revenue	$626,975	17%	18%	(10)%	(10)%
Total remaining performance obligations	$1,258,813	13%	13%	(7)%	(7)%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,
	2024	2023
Net cash provided by operating activities	$52,754	$37,812
Less: Purchases of property and equipment	(747)	(632)
Add: Interest paid on long-term debt	11,859	11,859
Adjusted free cash flow (1)	$63,866	$49,039
Net cash used in investing activities	$(3,520)	$(55,095)
Net cash provided by financing activities	$4,745	$3,843
Net cash provided by operating activities (as a percentage of total revenue)	15%	13%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	3%	4%
Adjusted free cash flow margin	18%	17%
(1) Adjusted free cash flow includes cash paid for restructuring and other charges of $3.0 million and $0.5 million during the three months ended July 31, 2024 and 2023, respectively.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended July 31,
	2024	2023
Gross Profit Reconciliation:
GAAP gross profit	$255,663	$216,276
Stock-based compensation expense and related employer taxes	6,309	5,394
Amortization of acquired intangibles	3,275	2,976
Non-GAAP gross profit	$265,247	$224,646
Gross Margin Reconciliation(1):
GAAP gross margin	73.6%	73.6%
Stock-based compensation expense and related employer taxes	1.8%	1.8%
Amortization of acquired intangibles	0.9%	1.0%
Non-GAAP gross margin	76.3%	76.5%
Operating (Loss) Income Reconciliation:
GAAP operating loss	$(33,838)	$(36,247)
Stock-based compensation expense and related employer taxes	67,567	59,614
Amortization of acquired intangibles	3,275	4,208
Acquisition-related expenses	48	780
Restructuring and other related charges	139	725
Non-GAAP operating income	$37,191	$29,080
Operating Margin Reconciliation(1):
GAAP operating margin	(9.7)%	(12.3)%
Stock-based compensation expense and related employer taxes	19.4%	20.3%
Amortization of acquired intangibles	0.9%	1.4%
Acquisition-related expenses	—%	0.3%
Restructuring and other related charges	—%	0.2%
Non-GAAP operating margin	10.7%	9.9%
Net (Loss) Income Reconciliation:
GAAP net loss	$(49,227)	$(48,508)
Stock-based compensation expense and related employer taxes	67,567	59,614
Amortization of acquired intangibles	3,275	4,208
Acquisition-related expenses	48	780
Restructuring and other related charges	139	725
Income tax effects related to the above adjustments(2)	15,314	8,585
Non-GAAP net income	$37,116	$25,404
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.36	$0.26
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.35	$0.25
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, basic	102,284,435	97,942,049
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, diluted	105,964,740	101,334,074
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended July 31,
	2024	2023
Cost of revenue reconciliation:
GAAP subscription	$68,347	$57,266
Stock-based compensation expense and related employer taxes	(2,520)	(2,381)
Amortization of acquired intangibles	(3,275)	(2,976)
Non-GAAP subscription	$62,552	$51,909
GAAP services	$23,410	$20,211
Stock-based compensation expense and related employer taxes	(3,789)	(3,013)
Non-GAAP services	$19,621	$17,198
Operating expenses reconciliation:
GAAP research and development expense	$89,332	$80,690
Stock-based compensation expense and related employer taxes	(25,722)	(23,405)
Acquisition-related expenses	(48)	(780)
Non-GAAP research and development expense	$63,562	$56,505
GAAP sales and marketing expense	$157,357	$133,169
Stock-based compensation expense and related employer taxes	(22,449)	(19,669)
Amortization of acquired intangibles	—	(1,232)
Non-GAAP sales and marketing expenses	$134,908	$112,268
GAAP general and administrative expense	$42,673	$37,939
Stock-based compensation expense and related employer taxes	(13,087)	(11,146)
Non-GAAP general and administrative expense	$29,586	$26,793